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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 22, 2004




                         PARALLEL PETROLEUM CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                      0-13305               75-1971716
  (State or other jurisdiction      (Commission File        (IRS Employer
of Incorporation or organization)       Number)           Identification No.)

1004 N. Big Spring, Suite 400, Midland, Texas                    79701
  (Address of Principal Executive Offices)                     (Zip Code)



                                  432-684-3727
              (Registrant's telephone number, including area code)








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Item 5.  Other Events.

         On June 22, 2004, Parallel Petroleum Corporation held its annual meeting of stockholders at which Parallel's stockholders:

          .    elected six directors;

          .    approved the 2004 Non-Employee Director Stock Grant Plan; and

          . approved the reappointment of BDO Seidman, LLP as independent auditors.

Election of Directors

         At the annual meeting, Parallel's stockholder's elected the following individuals to serve as directors until the next annual meeting of stockholders and until their successors are duly elected and qualified:

         Thomas R. Cambridge
         Dewayne E. Chitwood
         Larry C. Oldham
         Martin B. Oring
         Ray M. Poage
         Jeffrey G. Shrader

         On April 28, 2004, our Corporate Governance and Nominating Committee adopted a mandatory retirement policy for non-employee directors. Under this policy, a non-employee director may not stand for re-election following the date on which he or she attains the age of 72. As a result of the adoption of this policy, Charles R. Pannill, a director of the Company since 1982, did not stand for re-election at the 2004 annual meeting.


Approval of 2004 Non-Employee Director Stock Grant Plan

         Parallel's stockholders also approved the 2004 Non-Employee Directors Stock Grant Plan (the "Plan") at the meeting. Under the Plan, we will begin paying an annual retainer fee to each non-employee director in the form of common stock having a value of $25,000.

         The following is a summary of the material features of the Plan:

         Purpose of the Plan

         The purpose of the Plan is to promote the best interests of Parallel and its stockholders by providing a means to retain and attract qualified non-employee directors and to provide opportunities for stock ownership by such directors which will promote the alignment of the interests of such directors with the interests of Parallel's stockholders, in terms of both risk and reward. In addition, by awarding


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stock and reducing the cash compensation paid to non-employee directors, we will preserve cash for our operations.

         Administration

         The Plan is administered by the Compensation Committee. Although the Compensation Committee has authority to adopt such rules and regulations for carrying out the Plan as it may deem proper, the Committee's administrative functions will largely be ministerial in view of the Plan's explicit provisions described below, including those related to eligibility and predetermination of the timing, pricing and amount of grants. The interpretation by the Compensation Committee of any provision of the Plan is final.

         Participation

         Directors of Parallel who are not employees are eligible to participate in the Plan. Under the Plan, each non-employee director will receive an annual retainer fee consisting of shares of common stock that will be automatically granted on the first day of July in each year, commencing on July 1, 2004. The actual number of shares received is determined by dividing $25,000 by the average daily closing price of the common stock on the Nasdaq Stock Market for the ten consecutive trading days commencing fifteen trading days before the first day of July of each year.

         Stock Subject to the Plan

         The total number of shares available for grant is 116,000 shares of common stock, subject to adjustment as described below. Shares delivered under the Plan will be made available from authorized but unissued shares, treasury shares, or a combination thereof. If there is a change in the common stock by reason of a merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or otherwise, the aggregate number of shares available under the Plan will be appropriately adjusted in order to avoid dilution or enlargement of the rights intended to be made available under the Plan.

         Amendment, Suspension and Termination of the Plan

         Our board of directors may suspend, terminate or amend the Plan at any time or from time to time in any manner that the board may deem appropriate; provided that, without approval of the stockholders, no revision or amendment shall change the eligibility of directors to receive stock grants, the number of shares of common stock subject to any grants or the Plan itself, or materially increase the benefits accruing to participants under the Plan, and Plan provisions relating to the amount, price and timing of grants of stock may not be amended.


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         Transfer Restrictions

         Shares acquired under the Plan are non-assignable and non-transferable other than by will or the laws of descent and distribution and may not be sold, pledged, hypothecated, assigned or transferred until the non-employee director holding such stock ceases to be a director, except that the Compensation Committee may permit a transfer of stock subject to the condition that the Compensation Committee receive evidence satisfactory to it that the transfer is being made for essentially estate and/or tax planning purposes or a gratuitous or donative purpose and without consideration.

         Term of Plan

         The Plan commenced on June 22, 2004 and will remain in effect until terminated by the board, although no additional shares of common stock may be issued after the 116,000 shares subject to the Plan have been issued.


Item 7.  Financial Statements and Exhibits.

          (c)  Exhibits

               10.1   2004 Non-Employee Director Stock Grant Plan



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         PARALLEL PETROLEUM CORPORATION


                                            By:/s/ Larry C. Oldham
                                               ---------------------------------
                                               Larry C. Oldham, Chief Executive
                                               Officer and President


Dated:  June 28, 2004



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                                                                 Exhibit 10.1


            PARALLEL PETROLEUM CORPORATION 2004 NON-EMPLOYEE DIRECTOR
                                STOCK GRANT PLAN


SECTION 1.  PURPOSE

         The loyal and dedicated service of qualified non-employee Directors is essential to the progress of Parallel Petroleum Corporation (the "Company"). The Parallel Petroleum Corporation 2004 Non-Employee Director Stock Grant Plan (the "Plan") has been adopted to better enable the Company to retain and attract qualified non-employee Directors to serve on the Company's Board of Directors and to encourage stock ownership by non-employee Directors and promote the alignment of the interests of such Directors with the interests of the stockholders of the' Company, in terms of both risk and reward.

SECTION 2.  ADMINISTRATION

         The Plan will be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "Board" or "Board of Directors"). Grants of the Company's common stock, par value $.01 per share (the "Stock"), and the amount of the Stock granted will be automatic, as provided in
Section 5 of this Plan. The Committee shall have such powers as are delegated to it by this Plan and, subject to the express provisions of this Plan, this shall include the power to prescribe rules and regulations relating to the Plan, and to make all determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in a manner and to the extent it shall deem expedient to carry it into effect. All questions of interpretation of the Plan will be determined by the Committee and such determinations will be final and binding upon all persons having an interest in the Plan. The Committee may act (a) by majority vote of its members meeting in person or by telephone or (b) by consent in writing signed by all of the members of the Committee. Three members of the Committee shall constitute a quorum for the transaction of business at a meeting. The members of the Committee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from or add members to, the Committee. Members of the Committee shall not receive any additional compensation for administration of this Plan.

SECTION 3.  PARTICIPATION

         Each Director of the Company who is not an employee of the Company or any subsidiary of the Company (a "Non-employee Director") is eligible to participate in the Plan.


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SECTION 4.  STOCK SUBJECT TO THE PLAN

         An aggregate of 116,000 shares of Stock are authorized for issuance under this Plan, subject to adjustment under Section 7 of this Plan. The shares of Stock deliverable upon the grant of such shares may be made available from authorized but unissued shares or shares reacquired by the Company, including shares purchased in the open market or in private transactions, or a combination thereof, and shall be fully paid and non-assessable when issued. This Plan at all times shall be entirely unfunded and the Company shall not be required to reserve or otherwise set aside shares of Stock or any other assets for the payment of its obligations hereunder. This Plan shall create only a contractual obligation on the part of the Company as to such amounts and shall not be construed as creating a trust or fiduciary relationship between the Company, the Board, the Committee, and any other person.

SECTION 5.  GRANTS OF STOCK

         On July 1, 2004, and continuing on the first day of July of each succeeding year, each Non-employee Director shall automatically, without further action by the Committee, receive a grant of shares of common stock of the Company having an aggregate Market Value of $25,000.00. Notwithstanding anything to the contrary herein, if at any time the number of shares of Stock otherwise issuable to the Non-employee Directors exceeds the number of authorized shares of Stock remaining available under the Plan, the available shares shall be allocated among the Non-employee Directors in proportion to the number of shares they would otherwise be entitled to receive. No fractional shares of Stock will be issued pursuant to any grant, but in lieu thereof, fractional shares will be rounded down to the nearest whole number of shares. "Market Value" per share of common stock shall be the average of the daily closing prices on the Nasdaq Stock Market for the ten consecutive trading days commencing fifteen trading days before the first day of July of each year.

SECTION 6.  LIMITATION OF RIGHTS

         6.1. No Right to Continue as a Director. Neither this Plan, the award of any Stock, nor any other action taken pursuant to this Plan constitutes or is evidence of any agreement or understanding, express or implied, that the Company will retain a Non-employee Director for any period of time or at any particular rate of compensation.

         6.2. No Rights to Receive Stock After Eligibility Ceases. A Director has no rights to receive Stock under the Plan, and will not receive any Stock, or any part thereof once he or she (i) becomes an employee of the Company or any subsidiary of the Company; or (ii) ceases to be a Director for any reason; provided, however, in the event of a Non-employee Director's death before the issuance to the Non-employee Director of all of his or her Stock, the balance of the Stock shall be transferred to the beneficiary or beneficiaries designated in writing by the Non-

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employee Director, or if no designation has been made, to the estate of the
Non-employee Director.

         6.3. Rights of the Company. The Plan shall not affect in any way the right or power of the Company to issue additional shares of stock; to make adjustments, reclassifications, reorganizations or changes in its capital or business structure; to participate in a merger, consolidation or share exchange with another entity; or to dissolve, liquidate, or sell or transfer all or any part of its business or assets.

         6.4. No Stockholder Rights. A Director does not have any rights whatsoever as a stockholder with respect to any grant of Stock until the date of the issuance of a stock certificate for the shares of Stock granted. No adjustment will be made for dividends or other rights with respect to which a record date occurs prior to the date Stock is issued to a Director.

         6.5. Rights Not Assignable. Except for transfers of Stock permitted by
Section 9, the rights and benefits of a Non-employee Director under the Plan are not transferable and shall not be subject in any manner to alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to do so shall be void. No such right or benefit, prior to receipt thereof pursuant to the provisions of this Plan ,shall be in any manner liable for or subject to the debts, contracts or liabilities of a Non-employee Director. During the lifetime of a Director, Stock granted under the Plan will be issued only to that Director.

SECTION 7.  ADJUSTMENTS

         If any change is made to the Stock by reason of merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or otherwise, including, but not limited to, any change whereby the Stock is converted into or exchanged for another class of shares or shares of another entity, appropriate and comparable adjustments will be made to the number and kind of shares subject to the Plan. All such adjustments will be made in such a manner as to avoid dilution or enlargement of the rights of Directors under this Plan.

SECTION 8.  AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

         The Board of Directors may at any time and from time to time suspend or terminate this Plan or revise or amend it in any respect whatsoever; provided, however, that without approval of the stockholders, no revision or amendment shall change the selection or eligibility of directors to receive Stock grants under this Plan, the number of shares of Stock subject to any such grants or the Plan itself, or materially increase the benefits accruing to participants under this Plan; and further provided that the Plan provisions relating to the amount, price and timing of grants of Stock shall not be amended.


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SECTION 9.  TRANSFER RESTRICTIONS

         The obligations of the Company to deliver shares of Stock under this Plan shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agency as may be required, including, without limitation, compliance with the Securities Act of 1933, as amended, The Nasdaq Stock Market or any other national securities exchange upon which the Stock is listed. Each share of Stock issued under this Plan shall be non-assignable and non-transferable other than by will or the laws of descent and distribution and may not be sold, pledged, hypothecated, assigned or transferred until the Non-employee Director holding such Stock ceases to be a Director of the Company, except that the Committee may permit a transfer of Stock subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for essentially estate and/or tax planning purposes or a gratuitous or donative purpose and without consideration (other than nominal consideration or in exchange for an interest in a qualified transferee). In connection with any issuance of Stock or transfer thereof, the person acquiring the Stock shall, if requested by the Company, give assurances satisfactory to the Company regarding such matters as the Company may deem desirable to assure compliance with all legal requirements. The transfer restrictions in this
Section 9 shall not apply to transfers to the Company or transfers pursuant to a court order.

SECTION 10. LIMITATION OF LIABILITY

         No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Stock granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him or her in such capacity under or with respect to the Plan, the Company shall indemnify such member to the fullest extent permitted under the Company's governing instruments with respect to the indemnification of Directors.

SECTION 11. WITHHOLDING

         To the extent required by applicable federal, state, local or foreign law, a Non-employee Director shall make arrangements satisfactory to the Company for the payment of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Stock under the Plan until such obligations are satisfied. A Non-employee Director may satisfy any such withholding obligation by (i) paying cash to the Company, (ii) having the Company retain the number of shares of Stock or (iii) tendering to the Company the number of shares of Stock, in either case, whose fair market value equals the amount required to be withheld. The value of the shares of Stock to be withheld, or delivered to the Company, shall be based on the market value of the Stock on the date the amount of tax to be withheld is determined. Any shares of common stock withheld shall not reduce the number of shares of common stock authorized for issuance under this Plan, and any shares of common stock delivered to the Company shall not be added to the shares of common stock authorized for issuance under the Plan.


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SECTION 12. EFFECTIVE DATE AND DURATION OF PLAN

         This Plan shall become effective immediately following approval by the Company's stockholders at the 2004 Annual Meeting of Stockholders and will remain in effect until terminated by the Board; provided that no shares of Stock shall be granted after the total number of shares authorized for issuance under this Plan have been issued.

SECTION 13. GOVERNING LAW

         The Plan will be governed, and its provisions construed, in accordance with the laws of the State of Texas and applicable federal law, without regard to conflicts of law.






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